Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Wright Medical Group N.V. (the “Registrant”) on Form 10-Q for the quarter ended September 27, 2015 filed with the Securities and Exchange Commission (the “Report”), I, Lance A. Berry, Senior Vice President and Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Lance A. Berry
Name:	Lance A. Berry
Title:	Senior Vice President and Chief Financial Officer
(principal financial officer)

Date:	November 5, 2015